Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                  March 1998

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i)   The amount of such distribution allocable to principal:

     Class 1-A1.....$       0.00000000       Class 2-A1.....$      30.67409341
     Class 1-A2.....$       0.00000000       Class 2-A2.....$       0.00000000
     Class 1-A3.....$       0.00000000       Class 2-A3.....$       0.00000000
     Class 1-A4.....$      24.30892608       Class 2-A4.....$       0.00000000
     Class 1-A5.....$     160.34594955       Class 2-A5.....$      15.50703657
     Class 1-A6.....$     166.38525431       Class 2-A6.....$     288.20497430
     Class 1-A7.....$      74.54345272       Class 2-A7.....$       3.23008444
     Class 1-A8.....$       0.00000000       Class 2-PO.....$       4.05365430
     Class 1-A9.....$       0.00000000       Class 2-M......$       3.23008225
     Class 1-A10....$       0.00000000       Class 2-B1.....$       3.23007473
     Class 1-A11....$      58.14458760       Class 2-B2.....$       3.23007473
     Class 1-A12....$       0.00000000       Class 2-B3.....$       3.23009194
     Class 1-A13....$       0.00000000       Class 2-B4.....$       3.23010447
     Class 1-A14....$       0.00000000       Class 2-B5.....$       3.22999758
     Class 1-A15....$       0.00000000
     Class 1-A16....$       0.74334571
     Class 1-A17....$       0.74334667
     Class 1-PO.....$       5.32873446
     Class 1-M......$       0.74334851
     Class 1-B1.....$       0.74334888
     Class 1-B2.....$       0.74334888
     Class 1-B3.....$       0.74334813
     Class 1-B4.....$       0.74334320
     Class 1-B5.....$       0.74335538
     Class 1-R......$       0.00000000
     Class 1-RL.....$       0.00000000

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          Principal  Prepayments  included in the above  principal  distribution
          (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and
          Defective   Mortgage  Loans  which  are  being   distributed  on  this
          Distribution Date):

      Class 1-A1.....$          0.00000000        Class 2-A1....$   29.02655265
      Class 1-A2.....$          0.00000000        Class 2-A2....$    0.00000000
      Class 1-A3.....$          0.00000000        Class 2-A3....$    0.00000000
      Class 1-A4.....$         23.92037684        Class 2-A4....$    0.00000000
      Class 1-A5.....$        157.78301048        Class 2-A5....$   14.67413584
      Class 1-A6.....$        163.72578415        Class 2-A6....$  272.72515434
      Class 1-A7.....$         73.35196439        Class 2-A7....$    3.05659290
      Class 1-A8.....$          0.00000000        Class 2-PO....$    3.83592787
      Class 1-A9.....$          0.00000000        Class 2-B1....$    0.00000000
      Class 1-A10....$          0.00000000        Class 2-B2....$    0.00000000
      Class 1-A11....$         57.21521560        Class 2-B3....$    0.00000000
      Class 1-A12....$          0.00000000        Class 2-B4....$    0.00000000
      Class 1-A13....$          0.00000000        Class 2-B5....$    0.00000000
      Class 1-A14....$          0.00000000
      Class 1-A15....$          0.00000000
      Class 1-A16....$          0.73146421
      Class 1-A17....$          0.73146516
      Class 1-PO.....$          5.24356098
      Class 1-M......$          0.00000000
      Class 1-B1.....$          0.00000000
      Class 1-B2.....$          0.00000000
      Class 1-B3.....$          0.00000000
      Class 1-B4.....$          0.00000000
      Class 1-B5.....$          0.00000000
      Class 1-R......$          0.00000000
      Class 1-RL.....$          0.00000000

     ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

      Class 1-A1....... $        5.41666665       6.50000000%
      Class 1-A2....... $        5.62499995       6.75000000%
      Class 1-A3....... $        6.24999976       7.50000000%
      Class 1-A4....... $        4.78208577       7.00000000%
      Class 1-A5....... $        4.31328302       7.50000000%
      Class 1-A6....... $        4.24033794       7.50000000%
      Class 1-A7....... $        2.98344632       7.50000000%
      Class 1-A8....... $        0.00000000       6.93750000%
      Class 1-A9....... $        0.00000000      10.31250000%
      Class 1-A10...... $        0.00000000       7.50000000%
      Class 1-A11...... $        4.79452800       7.50000000%
      Class 1-A12...... $        6.25000064       7.50000000%
      Class 1-A13...... $        6.45833333       7.75000000%
      Class 1-A14...... $        5.00000000       6.00000000%

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      Class 1-A15...... $        0.00000000       7.50000000%
      Class 1-A16...... $        6.19250048       7.50000000%
      Class 1-A17...... $        6.19250000       7.50000000%
      Class 1-S........ $        0.18940182       0.30672600%
      Class 1-M........ $        6.19250028       7.50000000%
      Class 1-B1....... $        6.19250056       7.50000000%
      Class 1-B2....... $        6.19250056       7.50000000%
      Class 1-B3....... $        6.19247780       7.50000000%
      Class 1-B4....... $        6.19242604       7.50000000%
      Class 1-B5....... $        6.19260065       7.50000000%
      Class 1-R........ $        0.00000000       7.50000000%
      Class 1-RL....... $        0.00000000       7.50000000%
      Class 2-A1....... $        4.13393729       7.00000000%
      Class 2-A2....... $        5.41666641       6.50000000%
      Class 2-A3....... $        5.41666667       6.50000000%
      Class 2-A4....... $        5.83333244       7.00000000%
      Class 2-A5....... $        5.31353038       7.00000000%
      Class 2-A6....... $        1.68119530       7.00000000%
      Class 2-A7....... $        5.61036889       7.00000000%
      Class 2-S........ $        0.29584633       0.46723300%
      Class 2-M........ $        5.61037028       7.00000000%
      Class 2-B1....... $        5.61037651       7.00000000%
      Class 2-B2....... $        5.61037651       7.00000000%
      Class 2-B3....... $        5.61035845       7.00000000%
      Class 2-B4....... $        5.61034806       7.00000000%
      Class 2-B5....... $        5.61034189       7.00000000%

     iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                       Pool 1          Pool 2
                                                       ------          ------
                                                $     79,683.19  $     15,816.82

(b)  The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal Balances:$365,288,986.00  $ 69,655,975.68
          Number of Mortgage Loans:                       1,273              238

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                             Aggregate             Single
                                        Principal Balance    Certificate Balance
                                        -----------------    -------------------
          Class 1-A1........            $   51,348,218.00       $   1,000.00
          Class 1-A2........            $   65,627,405.00       $   1,000.00
          Class 1-A3........            $    5,215,005.00       $   1,000.00
          Class 1-A4........            $   47,151,943.78       $     795.48
          Class 1-A5........            $   13,340,404.48       $     529.78
          Class 1-A6........            $    9,601,507.48       $     512.07
          Class 1-A7........            $   79,499,405.50       $     827.97

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          Class 1-A8........            $            0.00       $       0.00
          Class 1-A9........            $            0.00       $       0.00
          Class 1-A10.......            $            0.00       $       0.00
          Class 1-A11.......            $   17,724,496.54       $     708.98
          Class 1-A12.......            $    5,886,977.00       $   1,000.00
          Class 1-A13.......            $    1,752,000.00       $   1,000.00
          Class 1-A14.......            $      292,000.00       $   1,000.00
          Class 1-A15.......            $            0.00       $       0.00
          Class 1-A16.......            $   41,582,382.14       $     990.06
          Class 1-A17.......            $    2,970,170.15       $     990.06
          Class 1-PO........            $    1,003,294.98       $     957.75
          Class 1-S.........            $  317,600,158.31       $   1,906.37
          Class 1-M.........            $    8,917,440.70       $     990.06
          Class 1-B1........            $    4,458,225.33       $     990.06
          Class 1-B2........            $    4,458,225.33       $     990.06
          Class 1-B3........            $    2,229,607.69       $     990.06
          Class 1-B4........            $      669,278.32       $     990.06
          Class 1-B5........            $    1,560,998.58       $     990.06
          Class 1-R.........            $            0.00       $       0.00
          Class 1-RL........            $            0.00       $       0.00
          Class 2-A1........            $   10,335,445.06       $     678.00
          Class 2-A2........            $   13,163,000.00       $   1,000.00
          Class 2-A3........            $   12,831,000.00       $   1,000.00
          Class 2-A4........            $    1,856,714.00       $   1,000.00
          Class 2-A5........            $   22,204,625.42       $     895.38
          Class 2-A6........            $            0.00       $       0.00
          Class 2-A7........            $    8,626,926.82       $     958.55
          Class 2-S.........            $   64,029,267.98       $     759.86
          Class 2-PO........            $      121,874.07       $     953.77
          Class 2-M.........            $      862,946.82       $     958.55
          Class 2-B1........            $      431,472.93       $     958.55
          Class 2-B2........            $      431,472.93       $     958.55
          Class 2-B3........            $      258,883.57       $     958.55
          Class 2-B4........            $      172,589.36       $     958.55
          Class 2-B5........            $      215,738.70       $     958.55

     vi) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                            Pool 1      Pool 2
                                                            ------      ------
          Book Value..................................$         0.00  $     0.00
          Unpaid Principal Balance....................$         0.00  $     0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:....................             0           0

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     vii) Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:
                                                Loans       Principal Balance
                                                -----       -----------------
          Pool 1..............................
          *(1)  *30-59 days                       14        $    4,168,579.80
           (2)  60-89 days                         0        $            0.00
           (3)  90 days or more                    3        $      857,061.28
           (4)  in foreclosure                     3        $    1,055,555.19

          Pool 2..............................
          *(1)  30-59 days                         2        $      539,422.67
           (2)  60-89 days                         1        $      236,714.25
           (3)  90 days or more                    0        $            0.00
           (4)  in foreclosure                     0        $            0.00

     viii)The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

           Pool 1.............................     0        $            0.00
           Pool 2.............................     0        $            0.00

     ix)  The aggregate number of modified Mortgage loans and Principal Balance:

           Pool 1.............................     0        $            0.00
           Pool 2.............................     0        $            0.00

     x)   Certificate Interest Rate of:

          Class 1-A8 Certificates:                    6.937500%
          Class 1-A9 Certificates:                   10.312500%
          Class 1-S Certificates:                     0.306726%
          Class 2-S Certificates:                     0.467233%

                                                        Pool 1         Pool 2
                                                        ------         ------
    xi)   Senior Percentage  .....................    94.14710000%  96.78360000%
   xii)   Group I Senior Percentage  .............    82.45053655%  85.09101800%
  xiii)   Group II Senior Percentage  ............    11.69656345%  11.69258200%
   xiv)   Senior Prepayment Percentage  ..........   100.00000000% 100.00000000%
    xv)   Group I Senior Prepayment Percentage  ..   100.00000000% 100.00000000%
   xvi)   Group II Senior Prepayment Percentage  .     0.00000000%   0.00000000%
  xvii)   Group I Scheduled Distribution Percentage    0.00000000%      N/A
  xviii)  Group II Scheduled Distribution Percentage   0.00000000%      N/A
  xviv)   Junior Percentage  .....................     5.85290000%   3.21640000%
   xvx)   Junior Prepayment Percentage  ..........     0.00000000%   0.00000000%

     xvxi)Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

          Class 1-A7A Certificates:     $      182,408.67       7.50000000%
          Class 1-A7B Certificates:     $      356,965.80       7.50000000%
          Class 1-A7C Certificates:     $       83,807.31       7.50000000%
          Class 1-A7D Certificates:     $       20,247.02       7.50000000%

     xvxii) Amount of distribution of Class 1-A5 Certificates allocable to interest accrued on Components of Class 1-A5 Certificates:

           Class 1-A5A Certificates:    $        5,712.50       7.50000000%
           Class 1-A5B Certificates:    $      102,900.53       7.50000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.